SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)
Filed by the registrant	[X]
Filed by a party other than the registrant	[ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, for use of the Commission

Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                Guaranty Federal Bancshares, Inc.
(Name of Registrant as Specified in Its Charter)
______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies
______________________________________
(2)	Aggregate number of securities to which transaction applies:
______________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________
(4)	Proposed maximum aggregate value of transaction:
______________________________________
(5)	Total fee paid:
______________________________________
[ ]	Fee paid previously with preliminary materials.
______________________________________
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
______________________________________
(2)	Form, Schedule or Registration Statement No.:
______________________________________
(3)	Filing Party:
______________________________________
(4)	Date Filed:
______________________________________

[Guaranty Federal Bancshares, Inc. Letterhead]

September 20, 2002

Dear Fellow Stockholder:

          On behalf of the Board of Directors and management of Guaranty Federal Bancshares, Inc., I cordially invite you to attend the 2002 Annual Meeting of Stockholders to be held at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri, on Wednesday, October 23, 2002 at 6:00 p.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting. Following the formal meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as representatives of BKD, LLP, independent accountants, will be present to respond to any questions that stockholders may have.

          Whether or not you plan to attend the meeting, please sign and date the enclosed form of proxy and return it in the accompanying postage-paid return envelope as soon as possible. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend the meeting.

Respectfully,

/s/ Don M. Gibson

Don M. Gibson
President and Chief Executive Officer

GUARANTY FEDERAL BANCSHARES, INC.
1341 WEST BATTLEFIELD
SPRINGFIELD, MO 65807-4181
(417) 520-4333

______________________________________

NOTICE OF MEETING OF STOCKHOLDERS
To Be Held on October 23, 2002

          Notice is hereby given that an annual meeting of the stockholders ("Meeting") of Guaranty Federal Bancshares, Inc. (the "Company") will be held at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri, on October 23, 2002, at 6:00 p.m., Central Time. Stockholders of record at the close of business on September 3, 2002, are the stockholders entitled to vote at the meeting.

          A Proxy Card and a Proxy Statement for the Meeting are enclosed.

          The Meeting is being held for the purpose of considering and acting upon:

1.	The election of five directors.
2.	The ratification of BKD, LLP as Independent Certified Public Accountant to the Company for the fiscal year ending June 30, 2003.
3.

Such other matters as may come properly before the Meeting or any adjournments thereof. Except with respect to procedural matters incident to the conduct of the Meeting, the Board of Directors is not aware of any other business to come before the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/Don M. Gibson

Don M. Gibson
President

Springfield, Missouri
September 20, 2002

THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING IF YOU DESIRE, AND YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM OUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

GUARANTY FEDERAL BANCSHARES, INC.
1341 WEST BATTLEFIELD
SPRINGFIELD, MISSOURI 65807-4181

_____________________

PROXY STATEMENT
_____________________

          This proxy statement has been prepared in connection with the solicitation of proxies by the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company") for use at the annual meeting of stockholders to be held on October 23, 2002, and at any adjournment(s) thereof. The annual meeting will be held at 6:00 p.m. at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri. It is anticipated that this proxy statement will be mailed to stockholders on or about September 20, 2002.

RECORD DATE--VOTING--VOTE REQUIRED FOR APPROVAL

          All persons who were stockholders of the Company on September 3, 2002, ("Record Date") will be entitled to cast votes at the meeting. Voting may be by proxy or in person. As of the Record Date, the Company had 3,031,206 shares of common stock issued and outstanding.

          Holders of a majority of the outstanding shares of common stock entitled to vote, represented in person or by proxy, will constitute a quorum for purposes of transacting business at the annual meeting.

          Each proxy solicited hereby, if properly executed, duly returned to management and not revoked prior to the meeting, will be voted at the meeting in accordance with the stockholder's instructions indicated thereon. If no contrary instructions are given, each proxy received by management will be voted in favor of all items on the agenda. Each stockholder shall have one vote for each share of stock owned.

          A stockholder giving a proxy has the power to revoke the proxy at any time before it is exercised by filing with the Secretary of the Company written instructions revoking it. A duly executed proxy bearing a later date will be sufficient to revoke an earlier proxy. The proxy executed by a stockholder who attends the annual meeting will be revoked only if that stockholder files the proper written instrument with the Secretary prior to the end of the voting.

          To the extent necessary to assure sufficient representation at the annual meeting, proxies may be solicited by officers, directors and regular employees of the Company personally, by telephone or by further correspondence. Officers, directors and regular employees of the Company will not be compensated for their solicitation efforts. The cost of soliciting proxies from stockholders will be borne by the Company.

          Regardless of the number of shares of the Company's common stock, par value $0.10 per share ("Common Stock") owned, it is important that stockholders be represented by proxy or be present in person at the annual meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the approval of the specific proposals presented in this proxy statement, and upon any other business that may properly come before the meeting or any adjournment thereof. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non votes, however, will be treated as shares present for purposes of determining whether a quorum is present. Directors are elected by a plurality of votes of the shares present in person or by proxy at the meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

          Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Articles of Incorporation of the Company (the "Articles of Incorporation") restrict the voting by persons who beneficially own in excess of 10% of the outstanding shares of Common Stock. This restriction does not apply to employee benefit plans of the Company. The following table sets forth, as of the Record Date, persons or groups who are known by the Company to own more than 5% of the Common Stock.
Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Guaranty Federal Savings Bank Employee Stock Ownership Plan ("ESOP") 1341 West Battlefield Springfield, MO 65807-4181	330,738(1)	10.9%

(1)

Based on a Schedule 13G filed on February 13, 1998. Reflects shared dispositive and voting power with respect to all shares listed. The ESOP purchased these shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and are allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The ESOP Committee consisting of certain non-employee directors of the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received are voted by the ESOP Trustee as directed by the ESOP Committee.

The following table sets forth certain information as of the Record Date, with respect to the shares of the Company's Common Stock owned by each of the Directors of the Company, and the total owned by directors and executive officers as a group. Less than 1% stock ownership is shown below with an asterisk (*).

Name of Beneficial Owner	Total Shares Beneficially Owned	Percent of Total Outstanding Common Shares
Jack L. Barham	51,058(1)(2)	1.7%
Wayne V. Barnes	70,044(1)(2)	2.3%
Don M. Gibson	7,500	*
Kurt D. Hellweg	6,578(1)(3)	*
Gary Lipscomb	57,281(1)(2)	1.9%
Gregory V. Ostergren	18,378(1)(4)	*
Ivy L. Rogers	38,464(1)(2)	1.3%
Tim Rosenbury	500(1)	*
James L. Sivils, III	500(1)	*
Raymond D. Tripp	22,233(1)(5)	*
Total owned by all directors and executive officers as a group (twelve persons)	424,488(6)	13.9%

___________________________________________
(1)

Excludes 330,738 shares of Common Stock held under the ESOP and 52,257 shares held under a restricted stock plan (the "RSP") and a recognition and retention plan (the "RRP") for which the individual serves as a member of the ESOP, RRP or RSP Committee or Trustee Committee. The individual disclaims beneficial ownership with respect to these shares held in a fiduciary capacity.

(2)	Includes 18,723 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.

(3)	Includes 4,341 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(4)	Includes 7,916 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(5)	Includes 13,023 shares of Common Stock that the individual has the right to acquire through the exercise of options within 60 days of the Record Date.
(6)	Includes 163,055 shares that may be acquired within 60 days of the Record Date through the exercise of options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company.

          Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2002 fiscal year.

FIRST PROPOSAL: ELECTION OF DIRECTORS

          The following table sets forth certain information for each nominee and continuing director. Three directors have been nominated for three-year terms and two directors have been nominated for two-year terms.

          Unless otherwise specified on the proxies received by the Company, it is intended that proxies received in response to this solicitation will be voted in favor of the election of each person named in the following table to be a director of the Company for the term as indicated, and until his successor is elected and qualified. There are no arrangements or understandings between the nominees or directors and any other person pursuant to which any such person was or is selected as a director or nominee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE FOR THE FOLLOWING NOMINEES.

Nominees for Three-Year Terms Expiring 2005

Name	Age (1)	Director Since	Current Term Expires
Wayne V. Barnes	70	1976	2002
Gregory V. Ostergren	47	1999	2002
James L. Sivils, III(2)	37	2002	2002

Nominees for Two-Year Terms Expiring 2004

Name	Age (1)	Director Since	Current Term Expires
Don M. Gibson(3)	58	2002	2002
Tim Rosenbury(4)	45	2002	2002

Directors Who Are Not Nominees
Who Will Continue in Office After the Meeting

Name	Age (1)	Director Since	Current Term Expires
Kurt D. Hellweg	45	2000	2003
Gary Lipscomb	72	1991	2003
Jack L. Barham	69	1983	2004

(1)	As of the Record Date
(2)	Mr. Sivils was nominated to fill the term of Ivy L. Rogers who is resigning effective October 23, 2002.
(3)	Mr. Gibson became a director upon becoming president of the Company.
(4)	Mr. Rosenbury was nominated to fill the term of Raymond D. Tripp who is resigning effective October 23, 2002.

Biographical Information

          Set forth below are brief summaries of the background and business experience, including principal occupation of each Director.

          Wayne V. Barnes previously owned Sunnyland Stages, Inc., for approximately thirty-five years, until it was sold in 1998. He is presently the Vice-President and co-owner, with his wife, Barbara, of Sunnyland Tours, Inc., Springfield, Missouri. Mr. Barnes attended the University of Missouri and Drury College, and served in the US Navy. He is active in many civic organizations.

          Gregory V. Ostergren is the Chairman, President and Chief Executive Officer of American National Property and Casualty Insurance Companies, Springfield, Missouri, and Chairman of the Farm Family Insurance Group, Albany, New York. After graduating from the University of Minnesota in 1977, Mr. Ostergren held various positions at Allstate Insurance Company in Chicago, Illinois, and Mutual Service Insurance Company in St. Paul, Minnesota. He moved to Springfield, Missouri in 1990, with his family. He is a member of the American Academy of Actuaries, an Associate of the Casualty Actuarial Society and a member of the academic business honor society Beta Gamma Sigma. He is past Chairman of the College of Natural and Applied Sciences Advisory Board for Southwest Missouri State University. He has also served as a Director of the Springfield Public School Foundation, Board Member and Treasurer of the United Way of the Ozarks, and on a number of other professional and civic boards.

          James L. Sivils, III, JD, is the manager of Morelock-Ross Companies, a group of several privately held companies involved in both commercial and residential construction and in real estate development and management in Springfield, Missouri. Mr. Sivils has been with Morelock-Ross since 1997. Prior to joining the company, Mr. Sivils worked as an attorney from 1990-1993 and worked as a real estate broker and developer from 1993-1997. Mr. Sivils hold a J.D. degree from the University of Missouri-Kansas City Law School and a B.A. degree from the University of Missouri - Columbia. Mr. Sivils is a past Board Member of the Springfield Apartment Housing Association and Lakes Country Rehabilitation Center.

          Don M. Gibson has been President and Chief Executive Officer of the Company and the Bank since January 2002. Prior to joining the Company, Mr. Gibson was a retired banking executive. From March 2000 to July 2000 Mr. Gibson was President of Sinclair National Bank, Gravette, Arkansas. Prior to that, Mr. Gibson was at Great Southern Bank, a subsidiary of Great Southern Bancorp, Inc., Springfield, Missouri, holding various positions since September 1975 with his last being Vice Chairman.

          Tim Rosenbury, AIA, is a Principal and Chairman of the Board of Butler, Rosenbury & Partners, Inc., a 60-person architecture, engineering, interior design and planning firm in Springfield, Missouri. Mr. Rosenbury joined the firm in 1984 after practicing in Memphis, Tennessee. He graduated with a B.Arch. from Mississippi State University in 1980, which awarded him the designation of Alumni Fellow in 1999. He is Corporate Secretary of Ozark Mailing Service, Inc., a privately held company; and is General Partner in a privately held company currently redeveloping several historic buildings in downtown Springfield. He is a member of a number of several professional and civic organizations, many of which he has held leadership positions.

          Ivy L. Rogers retired from the US Department of Justice Bureau of Prisons. He held position as Chief Construction Representative working out of Washington, DC and other parts of the country. He was self-employed as a consultant for construction projects. He supervised construction of several new buildings from 1982 to 1996 for Greene County Missouri. Mr. Rogers served in the US Navy Construction Battalion during World War II. He is an ordained deacon in a Southern Baptist Church. Mr. Rogers will resign from the Board of Directors on October 23, 2002.

          Kurt D. Hellweg, is President and Chief Operating Officer of American Dehydrated Foods, Inc., a privately held company that manufactures ingredients for the feed industry. Mr. Hellweg joined the company in 1987, and has served as Vice President of Sales, and Senior Vice President of Operations. Prior to joining the company, Mr. Hellweg was an officer in the U.S. Navy from 1980-1987. During that time, he served tours as a helicopter pilot in the Atlantic Fleet, and as an instructor pilot. Mr. Hellweg holds a B.S. degree in Engineering from the University of Nebraska where he attended on a NROTC Scholarship.

          Gary Lipscomb, CPA, practiced as a Certified Public Accountant for over 25 years in Springfield, Missouri retiring from his firm, Lipscomb, Kirkpatrick and Company, CPA's in August of 1988 to devote full time to the operation of Lipscomb Ford-Chrysler, Inc. in Branson, Missouri. He sold his Branson operation in December of 1993 and since that time has owned and operated, with his wife Betty, Lipscomb Auto Group in Springfield, Missouri. Mr. Lipscomb has been and is active in many social, fraternal, and religious activities. Mr. Lipscomb owns various real estate investments in Springfield and Branson, Missouri.

          Jack L. Barham worked at the Bank for 24 years and retired 1995. He served in various positions of responsibility and was a Realtor and appraiser. In 1983 he was elected to the Board of Directors and in 1990 was elected Vice President and Chairman of the Board. He served in the US Navy, is a deacon at Ridgecrest Baptist Church and has been a member of various civic organizations.

          Raymond D. Tripp is President/Owner of Bolivar Insulation Company. Before relocating to Springfield seven years ago, he worked for Owens Corning in Toledo, Ohio for seventeen years. Raymond and Linda, his wife, own and operate twelve building material contracting branches through Missouri and Northwest Arkansas. He is active in Southeast Rotary Club, he serves as a director of the Missouri Sports Hall of Fame, and has served as a director of the Missouri Golf Association, a board member of the Springfield Business Development Corporation, a board member of the Private Industry Council, and a member of the Insulation Contractors Advisory Board, Home Builders Association, and Springfield Contractors Association. Mr. Tripp will resign from the Board of Directors on October 23, 2002.

Meetings and Committees of the Board of Directors

          The business of the Company is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the Executive, Audit, Investment, ESOP (Employee Stock Ownership Plan), Option, RRP and RSP Committees. During fiscal 2002, the Board of Directors held 12 regular meetings and fifteen special meetings. Except for Director Kurt Hellweg, no directors attended less than 75% of those meetings and the meetings held by all committees of the Board of Directors on which he served.

          The Audit Committee consists of Messrs. Lipscomb, Barnes, Rosenbury, Sivils, Barham, Ostergren and Hellweg. This standing committee regularly meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee, along with the entire Board of Directors, meets with the independent certified public accountants to review the results of the annual audit and other related matters. The Audit Committee met three times during the fiscal year ended June 30, 2002.

          The Nominating Committee, a non-standing committee, meets once a year and is composed of the board of directors whose terms will not expire at the next annual meeting. Nominations by a stockholder will be considered if written and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the

Corporation between 30 and 60 days prior to the meeting. However, if less than 31 days' notice of the meeting is given to stockholders, written notice must be similarly given no later than the tenth day after notice of the meeting was mailed to stockholders. A nomination must set forth, with respect to the nominee, (i) name, age, and addresses, (ii) principal occupation or employment, (iii) Common Stock beneficially owned, (iv) other information that would be required in a proxy statement. The stockholder giving notice must list, for himself, name and address as they appear on the Corporation's books, and the amount of Common Stock beneficially owned.

          The entire Board of Directors functions as a compensation committee, however Mr. Gibson does not participate in matters of his own compensation. The committee meets as needed and met five times during the fiscal year ended June 30, 2002. At its August 22, 2002 meeting, the Board of Directors voted that the compensation committee would consist of all non-employee directors.

Directors' Compensation

          Each member of the Board of Directors receives a yearly fee of $9,000, payable monthly. Directors do not receive fees for attendance at committee meetings.

          Directors can participate in the Company's 1998 Stock Option and Restricted Stock Plans. In August 2001, Director Ostergren received an award of 1,557 shares and an award of stock options covering 3,829 shares and Director Hellweg received an award of 8,682 shares and an award of stock options covering 21,704 shares. Furthermore, in January 2002, Director Gibson received an award of stock options covering 15,000 shares. All awards are earned at the rate of 20% one year after the date of grant and 20% annually thereafter. All awards become immediately 100% vested upon death, disability, or termination of service following a change in control as defined in the plans.

Executive Compensation

          The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

Compensation Committee Interlocks and Insider Participation

          For the fiscal year ended June 30, 2002, the compensation committee consisted of all non-employee directors and Don M. Gibson, President and Chief Executive Officer of the Bank and the Company. This standing committee reviews performance, industry salary surveys and the recommendations of management concerning compensation. Mr. Gibson does not participate in compensation committee matters involving his compensation. At its August 22, 2002 meeting, the Board of Directors voted that the compensation committee would consist of all non-employee directors. Mr. Jack L. Barham is the Chairman of the Board of Directors of the Company and the Bank and had been, for many years until his retirement in 1995, an officer of the Bank.

Compensation Committee Report on Executive Compensation

          The Compensation Committee of the Bank, with the Board of Directors, has designed the compensation and benefit plans for all employees, executive officers and directors in order to attract and retain individuals who have the skills, experience and work ethic to provide a coordinated work force that will effectively and efficiently carry out the policies adopted by the Board of Directors and to manage the Company and its subsidiary to meet the Company's mission, goals and objectives.

          To determine the compensation and benefit plans of employees, executive officers and directors, the committee reviews industry compensation statistics based on our asset size, makes cost of living adjustments, and establishes salary ranges for each senior officer, and fees for the Board of Directors. Management then determines, and is responsible to the Compensation Committee for salary ranges for junior level officers and staff. The Committee then reviews (i) the financial performance of the bank over the most recently completed fiscal year (including ROA, ROE, G & A expense, CAMELS rating, quality of assets, risk exposure and compliance rating) compared to results at comparable companies within the industry, and (ii) the responsibilities and performance of each senior officer and the salary compensation levels of each officer compared to like positions at comparable companies within the industry. The Compensation Committee evaluates all factors subjectively in the sense that they do not attempt to tie any factors to a specific level of compensation.

          All employees and officers may participate on an equal, non-discriminatory basis in the Bank's medical insurance plan, long-term disability plan and group life insurance plan. The Bank also provides all employees and officers with the opportunity to participate in the Employee Stock Ownership Plan (ESOP), and a non-contributory 401 (k) tax-deferred savings plan. The Compensation Committee of the Bank recommends all compensation and benefit plans to the full Board for approval annually.

          Stock Option and Restricted Stock Award Plans. The 1998 Stock Option Plan (SOP) and the Restricted Stock Plan (RSP) were designed to reward Board members and senior officers for the future long-term performance of the Company, based on the responsibilities of the Board and senior officers to manage the Bank and the Company. The 2000 Stock Compensation Plan was adopted in February 2000. An additional plan, the 2001 Stock Compensation Plan, was adopted in March 2001.

          Report of Chief Executive Officer Compensation. The CEO's compensation is based on the same factors as those applied to other officers and employees, however, more emphasis is placed on the general health of the Bank and the Company, and their financial performance. The CEO's compensation package reflects a range based on like-sized, like-position comparables within the industry and the geographical region, tempered by the performance of the individual and the Company. Stock awards under the SOP provide incentive, but should not replace, or override, maintenance of the compensation range established from the comparables.

THE COMPENSATION COMMITTEE
Jack L. Barham Wayne V. Barnes Kurt D. Hellweg Gary Lipscomb	Gregory V. Ostergren Tim Rosenbury James L. Sivils, III

Summary Compensation Table

          The following table sets forth the cash and non-cash compensation awarded to or earned by the previous chief executive officer, the present CEO and the previous Acting President during the fiscal year ended 2002. No other executive officer of either the Bank or the Company had a salary and bonus during the fiscal years ended June 30, 2002, 2001, or 2000 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.

Name and Principal Position	Fiscal Year Ended June 30,	Annual Compensation			Long Term Compensation		All Other Compensation
		Salary	Bonus	Other Annual Compensation	Awards
					Restricted Stock Awards	Securities Underlying Options
James E. Haseltine President & CEO (to 12/10/01)	2002 2001 2000	$64,972 116,623 112,833	$ -- -- --	$4,500(1) 9,000(1) 11,694(1)	$ -- -- --	-- -- --	$23,754(2) 22,563(2) 12,305(2)
Norman Noble Commercial Loans (to 12/10/01) Acting President (12/10/01-1/7/02)	2002	63,885	53,107(3)	--	--	--	--
Don M. Gibson President & CEO (1/14/02-6/30/02)	2002	93,205	--	2,250(4)	--	15,000(5)	--
William B. Williams Executive Vice President	2002	106,718	--	2,160(6)	--	--	25,895(7)

___________________________________________
(1)	Includes Directors' fees of $4,500 for the year ended June 30, 2002 and $9,000 for the years ended June 30, 2001 and 2000. Also includes an automobile allowance.
(2)

For 2002, consists of an allocation of 1,786 shares of Common Stock under the ESOP with a price per share on the date of allocation of $13.30. For 2001, consists of an allocation of 1,940 shares of Common Stock under the ESOP with a price per share on the date of allocation of $11.63. For 2000, consists of an allocation of 1,215 shares of Common Stock under the ESOP with a price per share on the date of allocation of $10.125.

(3)	Includes production and retirement replacement incentives.
(4)	Consists of Director fees.
(5)	Awarded in connection with becoming President and CEO. Option vest at 20% per year beginning January 17, 2003.
(6)	Includes auto allowance.
(7)	Consists of 1,947 shares of Common Stock allocated under the ESOP at a per share price on issuance of $13.30.

Employment Agreements

          As to the named executives in the compensation table above, the Bank maintains a change-in-control agreement with William B. Williams. The agreement provides for a severance payment two times Mr. Willliams' average annual compensation upon termination without just cause in the event of a change-in-control, as defined in the agreement. In addition, the Bank maintains two employment agreements and six change-in-control agreements with other officers of the Bank. The agreements provide a severance payment of approximately two or three times the officer's average annual compensation upon termination without just cause in the event of a change-in-control. The agreements are terminable for just cause and may be renewed annually by the Board of Directors upon a determination of satisfactory performance within the Board's sole discretion.

Option Grants in Last Fiscal Year

          The following table sets forth each grant of stock options during the fiscal year ended June 30, 2002 to the Named Executives. No stock appreciation rights were granted during the last fiscal year.

          The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of its common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holders' continued employment through the vesting period. Unless the market price of its common stock appreciates over the option term, no value will be realized from the option grants made to these executive officers. The potential realizable values shown in the table are calculated by assuming that the estimated fair market value of the Common Stock on the date of grant increases by 5% and 10%, respectively, during each year of the option term.
		Individual Grants (1)(2)			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (10 years)
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year (5)	Exercise or Base Price ($/Share)	Expiration Date	5%	10%
Don M. Gibson	15,000	100%	$13.89	01/17/12	$131,030	$332,056
*	Less than one percent.
(1)	Awards vest at 20% per year beginning the first year after the date of grant.
(2)	Each of the options have a ten-year term. However, the options will terminate earlier if the optionee ceases service with the Company.

Aggregated Option/SAR Exercises and Fiscal Year End Option/SAR Values
Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable / Unexercisable	Value of Unexercised in-the- Money Options/SARs at FY- End ($) Exercisable / Unexercisable(1)
James E. Haseltine	28,510	$66,863	0 / 0	* / *
Norman Noble	2,000	3,760	0 / 0	* / *
Don M. Gibson	0	0	0 / 15,000	* / *
William B. Williams	9,000	41,230	21,152 / 14,099	$46,202 / $5,922
(1)	Based on the closing price of $13.86 for the Common Stock on June 30, 2002, less the option exercise price.
*	Not applicable.

Transactions with Certain Related Persons

          Loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Company's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. The Bank provides loans to its officers, directors, and employees to purchase or refinance personal residences as well as consumer loans. Loans made to officers, directors and executive officers are made in the ordinary course of business on the same terms and conditions as would be made to any other customer in the ordinary course of business. Prior to August 1989, all employees, officers and directors were eligible for accommodations as to origination and application fees. This practice was eliminated in 1989 as to directors and executive officers.

          The Company intends that all transactions between the Bank and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Bank than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Bank not having any interest in the transaction.

STOCK PERFORMANCE GRAPH

          Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in The Nasdaq U.S. Index and (b) the cumulative total stockholder return on stocks included in The Nasdaq Bank Index. All three investment comparisons assume the investment of $100 as of the close of business on December 30, 1997 (the date of initial issuance of the Common Stock) and the hypothetical value of that investment as of the Company's fiscal years ended June 30, 1998, 1999, 2000, 2001 and 2002. The graph reflects the historical performance of the Common Stock, and, as a result, may not be indicative of possible future performance of the Common Stock. The data was supplied by SNL Securities.

Total Return Performance
Guaranty Federal Bancshares, Inc.
NASDAQ - Total US*
NASDAQ Bank Index*
Index Value
300
275
250
225
200
175
150
125
100
75
12/30/97
06/30/98
06/30/99
06/30/00
06/30/01

	Period Ending
Index	12/30/97	06/30/98	06/30/99	06/30/00	06/30/01	06/30/02
Guaranty Federal Bancshares, Inc.	100.00	152.60	142.79	127.75	149.54	188.22
NASDAQ - Total US*	100.00	131.63	189.11	279.59	151.56	103.27
NASDAQ Bank Index*	100.00	139.11	137.41	112.66	156.29	175.18

*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2002.
Used with permission. All rights reserved. crsp.com
SNL Financial LC copyright 2002	(434) 977-1600

REPORT OF THE AUDIT COMMITTEE

          The Audit Committee is composed of seven independent directors, each of whom is independent under the Marketplace Rules of The Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Company's Board of Directors. A copy of the charter was provided as an exhibit to the Company's 2001 proxy statement.

          The primary duties and responsibilities of the Audit Committee are to (i) monitor the Company's financial reporting process and systems of internal control, (ii) monitor the independence and performance of the Company's independent auditors and outsourced internal auditors, and (iii) assure that management, the board of directors, the outsourced internal auditors and the independent auditors have the opportunity to communicate with one another.

          The Committee has reviewed and discussed the consolidated financial statements with management and has discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

          The Audit Committee has also received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee has discussed with the independent accountants that firm's independence. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

          Based upon the Committee's discussions and review described above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2002 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Jack L. Barham
Wayne V. Barnes
Kurt D. Hellweg
Tim Rosenbury
Gary Lipscomb
James L. Sivils, III
Gregory V. Ostergren

PRINCIPAL ACCOUNTANT'S FEES

Audit Fees

          The aggregate fees billed to the Company by BKD, LLP, for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2002 and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $44,400.

Financial Information Systems Design and Implementation Fees

          There were no fees billed by BKD, LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended June 30, 2002.

All Other Fees

          The aggregate fees billed by BKD, LLP for services rendered to the Company, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," for the fiscal year ended June 30, 2002 were $93,450. Approximately $6,700 of such other fees related to tax matters.

SECOND PROPOSAL: RATIFICATION OF BKD, LLP AS
INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

          BKD, LLP was the Company's independent auditor for the fiscal year ended June 30, 2002. The Board of Directors has approved the selection of BKD, LLP as auditor for the fiscal year ending June 30, 2003, subject to ratification by stockholders. If not ratified, the Board of Directors will reconsider its selection. Ratification of the appointment of the auditor requires the approval of a majority of the votes cast by the stockholders of the Corporation at the meeting.

          The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of BKD, LLP as auditor.

          A representative of BKD, LLP will be present at the meeting. The representative will have an opportunity to make a statement, if so desired, and will be available to respond to appropriate questions.

MISCELLANEOUS

          The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy. If the Company did not have notice of a matter on or before September 23, 2002, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

          The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

          The Company's annual report to stockholders for the fiscal year ended June 30, 2002, including financial statements, will be mailed on September 20, 2002, to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.

STOCKHOLDER PROPOSALS

          In order to be eligible for inclusion in the Company's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1341 W. Battlefield, Springfield, Missouri 65807-4181, no later than May 23, 2003.

          In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office between 60 days and 30 days prior to the meeting. If next year's annual meeting was also held on October 23, 2003, then proposals would have to be delivered between August 24, 2003 and September 23, 2003. The Certificate of Incorporation provides that if notice of a stockholder proposal to take action at next year's annual meeting is not received at the Company's main office between 60 days and 30 days prior to the meeting, the proposal will not be eligible for presentation at that meeting. However, if less than 31 days' notice of the annual meeting is provided, a stockholder's proposal would have to be received no later than 10 days after notice was mailed by the Company for that meeting.

          A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2002, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO E. LORENE THOMAS, SECRETARY, GUARANTY FEDERAL BANCSHARES, INC., 1341 WEST BATTLEFIELD, SPRINGFIELD, MISSOURI 65807-4181.

Dated: September 20, 2002

[FORM OF PROXY]

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE
PROXY

GUARANTY FEDERAL BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

October 23, 2002

          The undersigned hereby appoints the Board of Directors of Guaranty Federal Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Clarion Hotel, 3333 South Glenstone Avenue, Springfield, Missouri, on Wednesday, October 23, 2002, at 6:00 p.m., local time, and at any and all adjournments thereof, in the following manner: Please be sure to sign and date this Proxy below.

Date_________

Stockholder Co-holder (if any) ______________________

1.          The election as directors of all nominees listed and the terms indicated (except as marked to the contrary below):

Three Year Terms:	Wayne V. Barnes Gregory V. Ostergren James L. Sivils, III
Two Year Terms:	Don M. Gibson Tim Rosenbury
FOR [ ]	WITHHOLD [ ]	FOR ALL EXCEPT [ ]

INSTRUCTION: To withhold authority to vote for individual nominee(s), mark "For All Except" and write the name(s) in the space provided below.

_______________________________

2.          The ratification of the appointment of BKD, LLP as independent auditors of the Company for the fiscal year ending June 30, 2003.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

          In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

          The Board of Directors recommends a vote "FOR" all of the above listed propositions.

          THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

          Detach above card, sign, date and mail in postage paid envelope provided.

GUARANTY FEDERAL BANCSHARES, INC.

          Should the above signed be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of the stockholder's decision to terminate this Proxy. The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders, a Proxy Statement dated September 20, 2002, and an Annual Report to Shareholders.

          Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

          PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.